United States Securities and Exchange Commission

Washington, D.C. 20429

FORM 8-K (12-g-3)

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report: June 9, 2004

WACCAMAW BANKSHARES, INC.

(Name of Small Business Issuer in its Charter)

NORTH CAROLINA	52-2329563
(State or other Jurisdiction of incorporation or organization)	(IRS Employer Identification No.)

110 N. Powell Boulevard Whiteville, N.C. 28472

(address of Principal Executive Office)

(910) 641-0044

(Issuer’s telephone number, including area code)

This document contains 4 pages, excluding exhibits

ITEM 5. OTHER EVENTS

The purpose of this Current Report on Form 8-K is to file the announcement of the opening of a new branch location in Wilmington, NC.

EXHIBIT INDEX

Exhibit 99 Waccamaw Bank Opens Wilmington Office

SIGNATURES

According to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized on June 9,2004.

WACCAMAW BANKSHARES, INC.

Date: June 9,2004	/s/ James G. Graham
By: James G. Graham
Its: President & CEO